                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 and 15(d) of the
               Securities and Exchange Act of 1934


                          June 24, 1996
        Date of Report (Date of earliest event reported)


                   SA TELECOMMUNICATIONS, INC.
     (Exact Name of Registrant as Specified in its Charter)


         Delaware               0-18048          75-2258519
(State or Other Jurisdiction  (Commission      (IRS Employer
     of Incorporation)        File Number)   Identification No.)


   1600 Promenade Center, 15th Floor
          Richardson, Texas                         75080
(Address of Principal Executive Offices)          (Zip Code)


                         (214) 690-5888
      (Registrant's Telephone Number, Including Area Code)


  ------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     On June 24, 1996, SA Telecommunications, Inc. (the "Company") purchased effective as of June 14, 1996 from Howard Maddera, William L. Johnson and Marianne Reed (the "Sellers") certain securities of the Company in exchange for an earlier cash payment of $308,500 and the issuance of 843,023 shares of the Company's Common Stock. The securities purchased consisted of: (1) all 125,000 outstanding shares of its Series B Cumulative Convertible Preferred Stock, (2) warrants to purchase an aggregate of 1,060,000 shares of the Company's Common Stock, (3) promissory notes with an aggregate principal amount outstanding of $1,650,000 plus accrued but unpaid interest at 11% per annum, and (4) promissory notes in the aggregate principal amount outstanding of $1,500,000 plus accrued but unpaid interest at 11% per annum. All such securities were originally issued to the Sellers in connection with the acquisition and financing thereof of U.S. Communications, Inc. by the Company on July 31, 1996. The Company has an option to acquire all 843,023 shares (the "Purchased Shares") of Common Stock issued to the Sellers for an exercise price of $3.44 per share or $2,900,000 between August 1 and October 31, 1996. The Company granted Sellers demand registration rights and a minimum value of $1,213,954 on the sale of the Purchased Shares under certain circumstances. The Purchased Shares are subject to a voting agreement giving the Company's Chairman and Chief Executive Officer the power to vote such shares until the earlier to occur of their transfer or June 24, 2006.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

     (c)  Exhibits.

          Exhibit No.    Document Description

          20.1           Amended and Restated Purchase Agreement
                         dated as of June 24, 1996 between the
                         Company and Howard Maddera*

          20.2           Amended and Restated Purchase Agreement
                         dated as of June 24, 1996 between the
                         Company and William L. Johnson*

          20.3           Amended and Restated Purchase Agreement
                         dated as of June 24, 1996 between the
                         Company and Marianne Reed*

          20.4           Voting Agreement dated as of June 24,
                         1996 between the Company and Howard
                         Maddera*

          20.5           Voting Agreement dated as of June 24,
                         1996 between the Company and William L.
                         Johnson*

          20.6           Voting Agreement dated as of June 24,
                         1996 between the Company and Marianne
                         Reed*

_______________________
*Filed herewith

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SA TELECOMMUNICATIONS, INC.



DATE:     June 28, 1996        BY:  /s/ Jack W. Matz, Jr.
                                   -------------------------------
                                   Jack W. Matz, Jr.
                                   Chairman and Chief Executive
                                   Officer

                          EXHIBIT INDEX

Exhibit
No.       Document Description

20.1 Amended and Restated Purchase Agreement dated as of June 24, 1996 between the Company and Howard Maddera*

20.2 Amended and Restated Purchase Agreement dated as of June 24, 1996 between the Company and William L. Johnson*

20.3 Amended and Restated Purchase Agreement dated as of June 24, 1996 between the Company and Marianne Reed*

20.4      Voting Agreement dated as of June 24, 1996 between the
          Company and Howard Maddera*

20.5      Voting Agreement dated as of June 24, 1996 between the
          Company and William L. Johnson*

20.6      Voting Agreement dated as of June 24, 1996 between the
          Company and Marianne Reed*

_______________________
*Filed herewith